UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2012

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 31, 2012, Bay Banks of Virginia, Inc. (the “Company”) entered into a Securities Purchase Agreement as of the same date (the “Purchase Agreement”) with certain accredited institutional investors, and accepted subscription agreements from a number of other accredited investors, including certain directors and executive officers of the Company (collectively, the “Subscription Agreements”), pursuant to which the Company sold a total of 2,200,000 shares of its common stock at a purchase price of $4.25 per share (the “Private Placement”). The Private Placement was completed on December 31, 2012 and the Company received gross proceeds of $9.35 million.

The Private Placement was made pursuant to the Purchase Agreement and the Subscription Agreements and was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. All purchasers in the Private Placement were accredited investors, as defined in Rule 501(a) of Regulation D.

The Purchase Agreement and the Subscription Agreements contain representations and warranties and covenants of the Company and the purchasers of the Company’s common stock that are customary in private placement transactions.

The foregoing summary of the Purchase Agreement and the Subscription Agreements is not complete and is qualified in its entirety by reference to the forms of the Purchase Agreement and the Subscription Agreements, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated as of December 31, 2012, by and among Bay Banks of Virginia, Inc. and certain purchasers of common stock in the Private Placement.

10.2	Form of Subscription Agreement between Bay Banks of Virginia, Inc. and certain purchasers of common stock in the Private Placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

	By:	/s/ Randal R. Greene
Randal R. Greene
President and Chief Executive Officer

January 3, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated as of December 31, 2012, by and among Bay Banks of Virginia, Inc. and certain purchasers of common stock in the Private Placement.

10.2	Form of Subscription Agreement between Bay Banks of Virginia, Inc. and certain purchasers of common stock in the Private Placement.